Exhibit 10.2
J. ARON & COMPANY
85 BROAD STREET, 4th FLOOR
NEW YORK, NY 10004
September 5, 2006
Calumet Lubricants Co., Limited Partnership
2780 Waterfront Pkwy. E. Dr., Suite 200
Indianapolis, IN 46214
Attention: R. Patrick Murray, II and John Krutz
Telephone: 317-328-5660
Facsimile: 317-328-5676

Re:	ISDA Master Agreement, dated as of March 17, 2006 between Calumet Lubricants Co., Limited Partnership (“Counterparty”) and J. Aron & Company (“Aron”) (the “Agreement”) the Transactions listed on Annex 1 hereto, each of which is evidenced by a Confirmation (collectively, the “Transactions”)
Ladies/Gentlemen:
     This is with reference to the above captioned Agreement and the Transactions. The purpose of this letter amendment (this “Amendment”) is to set forth the parties’ understanding to amend the terms of the Transactions in accordance with the provisions herein. All terms used herein but not otherwise defined shall have the meaning ascribed to such terms in the Agreement. Accordingly, the parties agree as follows:
1. In the Confirmation for each Transaction, the section entitled “Floating Price” shall be deleted in its entirety and replaced with the following:

“Floating Price:	For each Determination Period, the average of the means of the daily quotations appearing in Platt’s US Marketscan in the section GULF COAST under the heading Distillates and blendstocks for the Ultra low sulfur diesel-Pipeline quotation.
If, with respect to each Determination Period, the Fixed Price exceeds the Floating Price, the Fixed Price Payer shall pay Floating Price Payer the difference between the two such amounts multiplied by the quantity, and if the Floating Price exceeds the Fixed Price, the Floating Price Payer shall pay the Fixed Price Payer the difference between the two such amounts multiplied by the quantity. If the Floating Price is equal to the Fixed Price, then no payment shall be made.”
All other provisions of the Agreement and the Confirmations evidencing each Transaction shall remain in full force and effect.
This Amendment may be executed in any number of counterparts, each of which shall constitute an original, but all of which, taken together, shall be deemed to constitute one and the same agreement.
     THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO ANY CONFLICT OF LAW RULES).

IN WITNESS WHEREOF, the parties hereto, have caused this Amendment to be duly executed and delivered as of the date of first above written.

J. ARON & COMPANY

By:	/s/ SUSAN RUDOV
Name:	Susan Rudov
Title:	Vice President
ACCEPTED AND AGREED TO THIS 5th DAY
of September 5, 2006.
CALUMET LUBRICANTS CO., L.P.

By: Calumet LP GP, LLC,
its general partner

By:	/s/ R. PATRICK MURRAY II
Name:	R. Patrick Murray II
Title:	Vice President and Chief Financial Officer

Annex 1

Cutomer	Event Date	Trade ID
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	9/1/2005	884438361
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	9/8/2005	884437989
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	10/13/2005	884438863
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	1/27/2006	884437145
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	2/15/2006	884438835
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	2/15/2006	884438875
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	2/21/2006	884437166
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	2/21/2006	884437831
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	2/21/2006	884438386
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/20/2006	884263127
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/20/2006	884263128
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/20/2006	884263134
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/20/2006	884263135
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/29/2006	884714920
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/29/2006	884714995
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/29/2006	884715011
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884791971
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884792116
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884792186
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884793991
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884794050
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795593
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795639
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795729

Cutomer	Event Date	Trade ID
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795780
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795797
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795843
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795869
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884795906
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884849660
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884850883
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884851536
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884852326
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884852413
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884852787
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884852869
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884852891
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884853179
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884853186
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884854210
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884854264
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884854266
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884854347
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884854399
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	3/31/2006	884854456
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	4/6/2006	884982948
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	4/6/2006	884983716
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	4/19/2006	885207443
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	5/12/2006	885872633
CALUMET LUBRICANTS HEDGE FACILITY (ENERGY)	7/14/2006	887551257

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